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                                  COMMON STOCK
                               PURCHASE AGREEMENT


      THIS COMMON STOCK PURCHASE AGREEMENT is made as of the 20th day of December 1996, by and between Geron Corporation, a Delaware corporation having its principal place of business at 200 Constitution Drive, Menlo Park, California, U.S.A. 94025 (the "Company"), and Pharmacia & Upjohn S.p.A., an Italian corporation having its principal place of business at Via Robert Koch, 1.2, 20152 Milano, Italy (the "Investor").

                                    Recitals

      WHEREAS, the Company and the Investor are parties to a certain Heads of Agreement of even date herewith (the "Heads of Agreement");

      WHEREAS, the Company is a reporting company under the Securities and Exchange Act of 1934; and

      WHEREAS, pursuant to Section V of the Heads of Agreement, the Investor has agreed to purchase, and the Company has agreed to sell, in an off-shore transaction, certain shares of the Company's Common Stock on the terms set forth in this Agreement.

      NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

      1.    Purchase and Sale of Stock.

            1.1 Sale and Issuance of Common Stock. Subject to the terms and conditions of this Agreement, the Investor agrees to purchase at the Closing (as defined below) and the Company agrees to sell and issue to the Investor at the Closing, that number of shares (rounded to the nearest whole number) of the Company's Common Stock (the "Common Stock") that is equal to U.S. $2,000,000 divided by a price per share equal to the sum of (x) the average closing price of the Common Stock on the Nasdaq National Market for the eight (8) full consecutive trading days (the "Eight Day Average Price") following the day on which Geron publicly announces the execution of the Heads of Agreement (the "Announcement Date") plus (y) a premium equal to fifty percent (50%) of the Eight Day Average Price.

            1.2 Closing. The purchase and sale of the Common Stock shall take place at the offices of Venture Law Group, 2800 Sand Hill Road, Menlo Park, California U.S.A. 94025, twelve (12) trading days following the Announcement Date or at such other time and place as the Company and the Investor mutually agree upon orally or in writing (which time and place are designated as the "Closing"). At the Closing, the Company shall deliver to the Investor a certificate representing the Common Stock which such Investor is purchasing against delivery to the Company by such Investor of a check or wire transfer in the amount of U.S. $2,000,000 payable to the Company's order.

            1.3. No Registration of Shares. The shares of Common Stock will be issued to Investor without registration under the Securities Act of 1933, as amended (the "Securities Act"),
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in reliance on Regulation S ("Regulation S") promulgated thereunder by the
United States Securities and Exchange Commission (the "SEC").

      2. Representations, Warranties and Covenants of the Investor. The Investor hereby represents, warrants and covenants that:

            2.1 Authorization. It has full power and authority to enter into this Agreement. This Agreement has been duly authorized, executed and delivered by such Investor and constitutes its valid and legally binding obligation, enforceable in accordance with its terms, subject to bankruptcy and other laws of general application affecting the rights of creditors, and except to the extent that the availability of any equitable remedy is subject to the discretion of a court.

            2.2 Purchase Entirely for Own Account. This Agreement is made with the Investor in reliance upon such Investor's representation to the Company, which by such Investor's execution of this Agreement such Investor hereby confirms, that the Common Stock will be acquired for investment for such Investor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Investor further represents that such Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the shares of Common Stock.

            2.3 Disclosure of Information. The Investor hereby acknowledges that it has received a copy of (i) the Company's final prospectus dated July 30, 1996 issued in connection with the Company's initial public offering (the "Final Prospectus") and (ii) the Company's quarterly reports on Form 10-Q for the quarters ended June 30, 1996 and September 30, 1996 ("September 10-Q"). Investor also acknowledges that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the sale and issuance of the Common Stock.

            2.4 Investment Experience. The Investor can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Common Stock.

            2.5 Consents. No consent, approval or authorization of or designation, declaration or filing with any state, federal or foreign governmental authority on the part of the Investor is required in connection with the valid execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and thereby.

            2.6 No Public Solicitation. The offering of the Common Stock of the Company to the Investor was made solely in connection with the Heads of Agreement and not as part of any public solicitation.
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            2.7 Regulation S.

                  (a) The Investor is familiar with Regulation S and is not a "U.S. Person" as that term is defined in Regulation S and is not acquiring the Common Stock for the account or benefit of a U.S.
Person..

                  (b) Without in any way limiting the representations set forth above, and subject to Section 4 below, the Investor further agrees not to make any disposition of all or any portion of the Common Stock unless and until:

                        (i)   Such disposition is in accordance with
Regulation S, or

                        (ii)  There is then in effect a Registration
Statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such Registration Statement, or

                        (iii) (y) The Investor shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (z) if reasonably requested by the Company, the Investor shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration under the Securities Act.

                  (c) It is understood that the Common Stock, and any securities issued in respect thereof or exchange therefor, shall be subject to a stop order for a period of 180 days after issuance thereof. It is also understood, and the Company agrees, that the Company will not register the transfer of any shares of the Common Stock except in compliance with the Securities Act.

                  (d) The buy order for the Common Stock being purchased hereunder was originated by the Investor outside of the United States.

            2.8 No Registration. The Investor understands that the Common Stock has not been and will not be registered under the applicable securities laws of Italy and represents that it has not offered or sold, and agrees that it will not offer or sell, any Common Stock, directly or indirectly in Italy or to or from any resident of Italy except (i) pursuant to an exemption from the registration requirements of the applicable securities laws of Italy and (ii) in compliance with any other applicable requirements of the laws of the Italy.

      3. Representations, Warranties and Covenants of the Company. The Company hereby represents, warrants and covenants that:

            3.1 Organization. The Company: (a) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware;
(b) has all requisite corporate power and authority to own and operate its properties and assets and to carry on its business as it is presently being conducted and as proposed to be conducted in the Final Prospectus; and (c) is qualified and is in good standing as a foreign corporation in all jurisdictions
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in which the failure to so qualify would have a material adverse effect on its business or properties.

            3.2 Authorization. The Company has full power and authority to enter into this Agreement. This Agreement has been duly authorized, executed and delivered by the Company and constitutes its valid and legally binding obligation, enforceable in accordance with its terms, subject to bankruptcy and other laws of general application affecting the rights of creditors, and except to the extent that the availability of any equitable remedy is subject to the discretion of the court.

            3.3 Validity of Shares. The shares of Common Stock to be delivered to the Investor pursuant to this Agreement, when issued in accordance with the terms and provisions of this Agreement, will be validly authorized, validly issued, fully paid and nonassessable.

            3.4 SEC Documents. The Company has filed all required reports, schedules, forms, statements and other documents with the SEC since December 1, 1995 (the "SEC Documents"). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to such SEC Documents, and none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except to the extent such statements have been modified or superseded by a later filed SEC Document. The Company has provided to the Investor and its counsel complete and correct copies of (i) the SEC Documents and (ii) all press releases and shareholder communications that have been released since the date of the Final Prospectus.

            3.5 Capital Structure. The authorized capital stock of the Company consists of 25,000,000 shares of common stock, $0.001 par value, and 3,000,000 shares of preferred stock, $0.001 par value. At the close of business on October 31, 1996, (i) 10,014,200 shares of Company Common Stock were issued and outstanding, (ii) no shares of Company Common Stock were held in treasury and
(iii) 1,534,606 shares of Company Common Stock were reserved for issuance upon the exercise of outstanding options or warrants.

            3.6 Stock Exchange Listing. The Company shall cause the shares of Common Stock to be issued pursuant to this Agreement to be approved for listing on the NASDAQ National Market System, subject to official notice of issuance, prior to the Closing Date.

            3.7 Non-Contravention. Neither the execution and delivery of this Agreement nor the consummation or performance of the sale of stock hereby or the transactions currently contemplated by the Heads of Agreement will, directly or indirectly (with or without notice or lapse of time): (i) contravene, conflict with, or result in a violation of (A) any provision of the certificate of incorporation or other organizational documents of the Company, or (B) any resolution adopted by the board of directors or the stockholders of the Company; or (ii) contravene, conflict with, or result in a violation or breach of any material provision of, or give any person the right to declare a default or exercise any remedy under, or to accelerate the
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maturity or performance of, or to cancel, terminate, or materially modify, any material agreement, material license or other material right of the Company.

            3.8 Governmental Consents. All consents, approvals, orders, authorizations, registrations, qualifications, designations, or filings of or with any federal, state or local governmental authority on the part of the Company required in connection with the sale of stock contemplated herein have been or shall be obtained prior to the Closing and shall be effective as of the Closing.

            3.9 No Adverse Change. Since September 30, 1996, except as disclosed to the Investor in writing, there has not been:

                  (a) any change in the assets, properties, liabilities, financial condition, operating results, prospects or business of the Company from that reflected in the Company's 10-Q for the quarter ended September 30, 1996 (the "September 30 10-Q"), except changes in the ordinary course of business which have not been, in the aggregate, materially adverse and except for continued losses from operations;

                  (b) any satisfaction or discharge of any lien, claim or encumbrance or payment of any obligation by the Company, except in the ordinary course of business and which is not material to the assets, properties, financial condition, operating results, prospects or business of the Company (as such business is presently conducted and as it is proposed to be conducted in the Final Prospectus);

                  (c) any material change or amendment to a material contract or arrangement by which the Company or any of its assets or properties is bound or subject; or

                  (d) any incurrence of any other liabilities which, individually or in the aggregate, are material and adverse to the Company.

            3.10 Litigation. Except as set forth in the Final Prospectus or in the September 30 10-Q, there is no action, proceeding or investigation pending or, to the Company's knowledge, threatened, or any basis therefor known to the Company, that, if determined adversely to the Company, would have, individually or in the aggregate, a material adverse effect on the Company, including, without limitation, any action, proceeding or investigation involving the prior employment or consultancy of any of the Company's employees or consultants or their use of any information or techniques alleged to be proprietary to any former employer of any such employee or consultant. There is no judgment, decree or order of any court, or governmental or regulatory authority in effect against the Company. There is no action, suit, proceeding or investigation by the Company currently pending or which the Company presently intends to initiate.

            3.11 Intellectual Property Rights. Except as described in the Final Prospectus or in the September 30 10-Q or as otherwise disclosed in writing to Investor and its counsel: (a) the Company has sufficient title and rights in all of its IP Rights (as defined below) necessary to conduct its business as now conducted and as proposed to be conducted in the Final Prospectus,
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including the performance of the Research Program (as such term is currently defined in the Heads of Agreement) without conflict with or infringement of the rights of others, except where the failure to have such rights would not have a material adverse effect on the Company or the rights of Investor contemplated under the Heads of Agreement; (b) the Company has not received any communications alleging that the Company has violated or would violate the IP Rights of others by conducting its business as now conducted or a proposed to be conducted in the Final Prospectus, nor is the Company otherwise aware of any such circumstances, except where such violation would not have a material adverse effect on the Company or the rights of Investor contemplated under the Heads of Agreement; (c) other than its publicly disclosed agreements with Kyowa Hakko, the Company has not granted any options, licenses or other rights to others with respect to the commercial use in any country of its IP Rights relating to the Field (as currently defined in the Heads of Agreement) and (d) the Company is not aware of the infringement by any third party of the Company's IP Rights, except where such infringement would not have a material adverse effect on the Company or Investor's rights contemplated under the Heads of Agreement. The Company may grant Investor the license rights and enter into the other agreements contemplated under the Heads of Agreement with respect to its IP Rights without requiring the consent of any third party, other than Kyowa Hakko. "IP Rights" means patents, trademarks and applications therefor, service marks, trade names, copyrights, trade secrets, know how and license or option rights from third parties to any of the foregoing.

      4. Agreement Not to Sell. Investor agrees not to directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to affiliates who agree to be similarly bound) (collectively, "Transfer Restrictions") the Common Stock being purchased pursuant to this Agreement prior to 180 days after the date of this Agreement. Investor further acknowledges that if the transactions contemplated by the Heads of Agreement are consummated that the Common Stock being purchased pursuant to this Agreement will be subject to additional Transfer Restrictions as the parties shall agree pursuant to the terms of the Definitive Agreement (as defined in the Heads of Agreement).

      5. Conditions of Investor's Obligations at Closings. The obligations of the Investor under subsection 1.1 of this Agreement are subject to the fulfillment on or before the Closing of the following conditions by the Company:

            5.1 Representations and Warranties. The representations and warranties of the Company contained in Section 3 shall be true and correct on and as of the Closing with the same force and effect as though such representations and warranties had been made on and as of the Closing;

            5.2 Delivery of Common Stock. The Company shall have delivered certificates representing the Common Stock being purchased by the Investor pursuant to this Agreement; and

            5.3 Performance. The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.
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      6.    Conditions of the Company's Obligations at Closings. The obligations of the Company to the Investor under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions by the
Investor:

            6.1 Representations and Warranties. The representations and warranties of the Investor contained in Section 2 shall be true and correct on and as of the Closing with the same force and effect as though such representations and warranties had been made on and as of the Closing;

            6.2 Payment of Purchase Price. The Investor shall have delivered the purchase price specified in Section 1.1; and

            6.3 Performance. The Investor shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

      7.    Miscellaneous.

            7.1 Survival of Warranties. The warranties, representations and covenants of the Investor and the Company contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing for a period of two (2) years from the date of the Closing and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of either party; provided, that such representations and warranties shall speak only as of the date of this Agreement and the Closing, as applicable.

            7.2 Benefit of Agreement; Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of the Common Stock). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as otherwise expressly provided in this Agreement.

            7.3 Governing Law. This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

            7.4 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

            7.5 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

            7.6 Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon
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personal or courier delivery to the party to be notified or ten (10) days after deposit with the United States or Italian Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the first page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

            7.7 Expenses. Irrespective of whether the Closing is effected, each party shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement and all other transactions contemplated hereby.

            7.8 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investor. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding (including securities into which such securities are convertible or exchanged), each future holder of all such securities, and the Company.

            7.9 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

            7.10 Entire Agreement. This Agreement constitutes the entire agreement among the parties regarding the sale of Common Stock to the Investor and no party shall be liable or bound to any other party in any manner with regard to such sale by any warranties, representations, or covenants except as specifically set forth herein.



            [Signature Page Follows]
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      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                    GERON CORPORATION


                                    By: /s/ David L. Greenwood
                                        ___________________________

                                    Its:___________________________


                                    PHARMACIA & UPJOHN S.p.A.


                                    By: /s/ Pharmacia & UpJohn S.p.A.
                                        ___________________________

                                    Its:___________________________